CORPORATE
                                                                 HIGH YIELD
                                                                 FUND II, INC.

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 1999

CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of August 31, 1999

                                                                      Percent of
Quality Ratings+                                           Long-Term Investments
--------------------------------------------------------------------------------
BBB ...................................................................     3.9%
BB ....................................................................    25.7
B or lower ............................................................    65.5
NR (Not Rated) ........................................................     4.9
--------------------------------------------------------------------------------
+ The quality ratings shown are weighted averages by Standard & Poor's Corp. and Moody's Investors Service, Inc.

                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ................................................    32.1%
Emerging Markets Holdings .............................................    16.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Foreign Countries*                                Long-Term Investments
--------------------------------------------------------------------------------
Canada ................................................................     6.4%
United Kingdom ........................................................     5.6
Argentina .............................................................     5.3
Mexico ................................................................     3.5
Brazil ................................................................     2.2
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

                             Corporate High Yield Fund II, Inc., August 31, 1999

DEAR SHAREHOLDER

High-Yield Market Overview

During the fiscal year ended August 31, 1999, high-yield markets have been buffeted by world events. The period began with extreme pessimism, as Asian, Russian and other economies appeared to collapse. Investors sought the relative safety of US Treasury issues and stayed away from riskier fixed-income investments, including high-yield and emerging market bonds. A high-yield market rebound in early 1999 was cut short in the spring by investors' concerns about rising US inflation and higher interest rates. Markets remained unsettled through August 31, 1999, reflecting ongoing interest rate fears. Ten-year US Treasury bonds lost nearly 4% during the fiscal year and 3.45% during the six months ended August 31, 1999. The high-yield market performed better during the period, with a total return of +4.74% for the fiscal year ended August 31, 1999 and a very modest +1.22% for the past six months, as measured by the unmanaged CS First Boston High Yield Index. The yield of the CS First Boston High Yield Index exceeds that of ten-year Treasury issues by 5.94%, a yield spread that remains wide by historical standards.

Our long-term outlook for the high-yield market remains optimistic, reflecting our view that underlying credit fundamentals are gradually improving. Near term the market continues to suffer from both technical and fundamental malaise.

Unfavorable technical factors include ongoing trading illiquidity, weak cash inflows and heavy new-issue supply. On the fundamental side are higher interest rates, rising defaults and earnings disappointments. Many companies have stumbled because of the poor execution of ambitious strategies, despite good industry fundamentals. Furthermore, the market has not rewarded those with positive news. Some industry sectors, most notably healthcare, have deteriorated in credit quality during the fiscal year. However, the earnings outlook for a number of industries has improved, with markedly higher demand and prices in both the energy and paper/ forest products sectors. As earnings stabilize in healthcare and begin to recover in other industries, we believe the high-yield market will strengthen.

Fund Performance

For the fiscal year ended August 31, 1999, the total investment return on the Fund's Common Stock was +6.08%, based on a change in the per share net asset value from $11.30 to $10.62, and assuming reinvestment of $1.346 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 12.60%. The Fund's total return compares favorably to the +4.74% return of the benchmark unmanaged CS First Boston High Yield Index for the same 12-month period. The Fund also modestly outperformed the benchmark for the six months ended August 31, 1999 with a total return of +1.52% compared to the Index return of +1.22%. The Fund benefited during the period from our leverage strategy and from strength in many emerging market and energy sector names. The Fund's exposure to emerging markets remains higher than that of the benchmark Index at 16.1%, compared to Index exposure of 7.2% on August 31, 1999. Fund performance during the period was hindered by exposure to healthcare issues.

Investment Strategy

We intend to continue the strategies currently in place within the constraints set by the difficult market conditions that presently exist. We expect to maintain our current credit quality profile, which closely conforms to the benchmark CS First Boston High Yield Index. Our strategy of selling fully valued names and adding to positions with upside potential is ongoing as we evaluate the Fund's investments in light of current conditions. During the past six months, we established or added to positions in companies that we believe have favorable earnings prospects, including Doman Industries Limited, a pulp and lumber producer, Protection One Alarm Monitoring, a security alarm system provider, Regal Cinemas Inc., a movie theater company, and several downtrodden energy names. We sold our positions in Metronet Communications, which was acquired by AT&T Corp., and Container Corp. of America and SD Warren Co., both paper companies with bonds yielding well below 8%.

Leverage Strategy

The Fund was on average 25% leveraged during the six-month and 12-month periods ended August 31, 1999. This means that we borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At August 31, 1999, the Fund was 26.2% leveraged, having borrowed $34.6 million at a borrowing cost of 6.125%. Given our generally favorable long-term view of the market, we expect leverage on balance to remain near these levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Major Industries

At August 31, 1999, the largest allocations were: telephony--competitive local exchange carrier, 9.0% of total long-term investments; transportation, 7.5%; health services, 6.4%; energy, 6.2%; and wireless communications--domestic paging & cellu- lar--5.0%. Dollar-denominated non-US bonds totaled 32.1% of the portfolio, with emerging market holdings accounting for 16.1% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At August 31, 1999, the average maturity for the portfolio was 6.5 years.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

October 11, 1999


                                      2 & 3

                             Corporate High Yield Fund II, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS

                           S&P   Moody's       Face                                                                       Value
INDUSTRIES               Rating  Rating       Amount                Corporate Bonds                         Cost        (Note 1a)
====================================================================================================================================
Airlines--1.0%           BB      Ba2       $  885,504   USAir Inc., 11.20% due 3/19/2005 (c)            $    779,243   $    954,511
====================================================================================================================================
Automotive--1.0%         CC      Caa3       1,000,000   Breed Technologies Inc., 9.25% due 4/15/2008       1,000,000         20,000
                         BB+     Ba2        1,000,000   Federal-Mogul Company, 7.375% due 1/15/2006          995,830        991,930
                                                                                                        ------------   ------------
                                                                                                           1,995,830      1,011,930
====================================================================================================================================
Broadcasting--           BB-     Ba3        1,000,000   Antenna TV SA, 9% due 8/01/2007                      972,557        938,750
Radio &                  B-      B3         1,000,000   Cumulus Media, Inc., 10.375% due 7/01/2008         1,000,000      1,032,500
Television--4.4%         B+      B2           750,000   Globo Comunicacoes e Participacoes, Ltd.,
                                                        10.50% due 12/20/2006 (d)                            748,143        556,050
                         BB      Ba2        1,250,000   Grupo Televisa SA, 11.375% due 5/15/2003           1,250,000      1,296,875
                         B       B2           500,000   Sinclair Broadcasting Group Inc., 10% due
                                                        9/30/2005                                            494,375        502,500
                                                                                                        ------------   ------------
                                                                                                           4,465,075      4,326,675
====================================================================================================================================
Cable--2.0%              B+      B2         1,250,000   Charter Communications Holdings LLC, 8.625%
                                                        due 4/01/2009 (d)                                  1,246,187      1,171,875
                         B       B2           700,000   Intermedia Capital Partners LP, 11.25% due
                                                        8/01/2006                                            702,625        770,000
                                                                                                        ------------   ------------
                                                                                                           1,948,812      1,941,875
====================================================================================================================================
Cable--                                                 Australis Media Ltd. (a)(f):
International--6.4%      D       NR*           50,655      1.75%/15.75% due 5/15/2003                         27,867            507
                         D       NR*        2,961,000      1.75%/15.75% due 5/15/2003 (h)                  2,086,637         29,610
                         BB      Ba3        1,500,000   Cablevision SA, 13.75% due 5/01/2009 (d)           1,500,000      1,312,500
                                                        Diamond Cable Communications PLC**:
                         B-      B3           500,000      11.055% due 9/30/2004                             497,978        524,375
                         B-      B3           875,000      10.773% due 12/15/2005                            771,767        787,500
                         B-      B3           250,000      11.387% due 2/15/2007                             185,769        193,750
                         B-      B3         1,250,000   International Cabletel, Inc., 11.643%** due
                                                        2/01/2006                                          1,058,919      1,084,375
                         D       Caa3       1,950,000   Supercanal Holdings SA, 11.50% due
                                                        5/15/2005 (d)(f)                                     945,375        994,500
                         B+      B1         2,200,000   TeleWest Communications PLC, 9.11%** due
                                                        4/15/2004 (d)                                      1,465,283      1,344,750
                                                                                                        ------------   ------------
                                                                                                           8,539,595      6,271,867
====================================================================================================================================
Chemicals--6.3%          B-      B3         1,250,000   Great Lakes Carbon Corp., 11.75% due
                                                        5/15/2008+                                         1,250,000      1,204,687
                         NR*     B2         1,250,000   Huntsman Corporation, 9.50% due 7/01/2007 (d)      1,223,750      1,162,500
                         BB      Ba3        2,000,000   Lyondell Chemical Company, 9.625% due
                                                        5/01/2007                                          2,053,625      2,030,000
                         B+      B2         1,000,000   Octel Developments PLC, 10% due 5/01/2006          1,000,000      1,025,000
                         BB-     B3           750,000   Sterling Chemicals Inc., 12.375% due
                                                        7/15/2006 (d)                                        750,000        750,000
                                                                                                        ------------   ------------
                                                                                                           6,277,375      6,172,187
====================================================================================================================================
Communications--         B+      B2         2,150,000   Orion Network Systems, Inc., 15.167%** due
1.2%                                                    1/15/2007                                          1,381,677      1,177,125
====================================================================================================================================
Computer Services/       BB-     Ba3        1,000,000   Amkor Technologies Inc., 9.25% due
Electronics--5.9%                                       5/01/2006 (d)                                        997,500        975,000
                         B+      B1           650,000   Celestica International, 10.50% due 12/31/2006       650,000        685,750
                         CCC+    B3         1,750,000   MCMS Inc., 9.75% due 3/01/2008                     1,501,875      1,067,500
                         B       B2         1,500,000   SCG Holding Corporation, 12% due 8/01/2009 (d)     1,500,000      1,545,000
                         B-      B2         1,750,000   Zilog Inc., 9.50% due 3/01/2005                    1,591,875      1,601,250
                                                                                                        ------------   ------------
                                                                                                           6,241,250      5,874,500
====================================================================================================================================
Consumer                 B-      B3         1,000,000   Albecca Inc., 10.75% due 8/15/2008                   827,500        757,500
Products--2.2%           B-      B2           500,000   Chattem Inc., 8.875% due 4/01/2008                   501,875        480,000
                         B       B3           500,000   Corning Consumer Products, 9.625% due
                                                        5/01/2008                                            482,500        395,000
                         CCC+    Caa1         750,000   Syratech Corp., 11% due 4/15/2007                    617,500        510,000
                                                                                                        ------------   ------------
                                                                                                           2,429,375      2,142,500
====================================================================================================================================
Consumer                 BB-     B2           500,000   Avis Rent A Car Inc., 11% due 5/01/2009 (d)          500,000        511,250
Services--2.0%           BB+     Ba3        2,000,000   Protection One Alarm Monitoring, 8.125% due
                                                        1/15/2009 (d)                                      1,602,500      1,460,000
                                                                                                        ------------   ------------
                                                                                                           2,102,500      1,971,250
====================================================================================================================================
Diversified--1.2%        CCC+    Caa2       1,250,000   Foamex LP, 13.50% due 8/15/2005                    1,425,000      1,225,000
====================================================================================================================================
Energy--8.2%             CCC-    Caa1         900,000   Belden & Blake Corp., 9.875% due 6/15/2007           699,562        612,000
                         B       B3           500,000   Chesapeake Energy Corp., 9.625% due 5/01/2005        488,750        465,000
                         B+      B3         1,000,000   Clark USA Inc., 10.875% due 12/01/2005             1,000,000        860,000
                         NR*     Ca         1,250,000   Forcenergy, Inc., 8.50% due 2/15/2007 (f)            525,000      1,025,000
                         D       Caa3       1,000,000   Hvide Marine, Inc., 8.375% due 2/15/2008 (f)         534,531        420,000
                         CCC     B3         1,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008            733,750        735,000
                         BB      Ba3        1,000,000   Port Arthur Finance Corporation, 12.50% due
                                                        1/15/2009 (d)                                      1,000,000      1,000,000
                         BB-     Ba3        1,000,000   RBF Finance Company, 11% due 3/15/2006             1,037,500      1,050,000
                         BB-     B1         1,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008             997,031        980,000
                         D       C          3,950,000   TransAmerican Energy Corp., 13.155%** due
                                                        6/15/2002 (f)                                      3,824,149        404,875
                         B-      B3           750,000   United Refining Co., 10.75% due 6/15/2007            565,312        547,500
                                                                                                        ------------   ------------
                                                                                                          11,405,585      8,099,375
====================================================================================================================================
Entertainment--1.9%      B-      B3         1,250,000   Premier Parks Inc., 9.75% due 6/15/2007            1,247,163      1,237,500
                         B       Caa1       1,000,000   Regal Cinemas Inc., 9.50% due 6/01/2008              842,500        690,000
                                                                                                        ------------   ------------
                                                                                                           2,089,663      1,927,500
====================================================================================================================================
Financial                CCC+    Caa3       1,750,000   Amresco Inc., 9.875% due 3/15/2005                 1,756,250      1,505,000
Services--3.2%           CCC-    Caa3       2,000,000   PennCorp Financial Group, 9.25% due 12/15/2003     2,000,000      1,645,000
                                                                                                        ------------   ------------
                                                                                                           3,756,250      3,150,000
====================================================================================================================================
Foreign Government       B+      B2         1,000,000   Republic of Brazil, 10.125% due 5/15/2027            910,505        708,750
Obligations--0.7%
====================================================================================================================================
Gaming--3.7%             D       Caa1       2,000,000   GB Property Funding Corp., 10.875% due
                                                        1/15/2004 (f)                                      1,952,500      1,197,500
                         BB+     Ba2          500,000   Harrah's Operating Co. Inc., 7.875% due
                                                        12/15/2005                                           500,000        475,000
                                                        Jazz Casino Co. LLC:
                         NR*     NR*        1,405,284      5.927% due 11/15/2009+                            724,942        864,250
                         NR*     NR*           84,000      Contingent Notes due 11/15/2009 (g)(j)                  0              0
                                                        Venetian Casino/LV Sands:
                         B-      B3           250,000      12.25% due 11/15/2004                             254,063        220,000
                         CCC+    Caa1       1,000,000      10% due 11/15/2005                                991,638        850,000
                                                                                                        ------------   ------------
                                                                                                           4,423,143      3,606,750
====================================================================================================================================
Health Services--8.5%    B-      B3         1,250,000   ALARIS Medical Systems, Inc., 9.75% due
                                                        12/01/2006                                         1,263,750      1,170,312
                         BB+     Ba2          750,000   Columbia HCA/Healthcare Corp., 7.15% due
                                                        3/30/2004                                            720,000        686,250
                         CCC+    B2           750,000   Extendicare Health Services, 9.35% due
                                                        12/15/2007                                           735,000        510,000
                                                        Fresenius Medical Capital:
                         B+      ba3          300,000      Trust I, 9% due 12/01/2006                        314,250        295,500
                         B+      ba3          700,000      Trust II, 7.875% due 2/01/2008                    701,750        644,000


                                     4 & 5

                             Corporate High Yield Fund II, Inc., August 31, 1999

                           S&P   Moody's       Face                                                                       Value
INDUSTRIES               Rating  Rating       Amount                Corporate Bonds                         Cost        (Note 1a)
====================================================================================================================================
Health Services          BB      Ba3       $  500,000   ICN Pharmaceutical Inc., 8.75% due
(concluded)                                             11/15/2008 (d)                                  $    484,617   $    463,750
                         B-      B3         1,250,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007      1,259,375        962,500
                         B-      Caa1       1,125,000   Magellan Health Services, 9% due 2/15/2008         1,114,531        967,500
                         CC      C          1,250,000   Mariner Post--Acute Network, 9.50% due
                                                        11/01/2007                                           739,645        100,000
                         NR*     B2         1,000,000   Quest Diagnostic Inc., 10.75% due 12/15/2006       1,000,000      1,140,000
                         B+      Ba3        1,500,000   Quorum Health Group Inc., 8.75% due
                                                        11/01/2005                                         1,458,750      1,425,000
                                                                                                        ------------   ------------
                                                                                                           9,791,668      8,364,812
====================================================================================================================================
Hotels & Motels--1.4%    BB      Ba2        1,500,000   HMH Properties, Inc., 8.45% due 12/01/2008         1,494,960      1,383,750
====================================================================================================================================
Independent Power        B+      Ba3          750,000   AES Corporation, 8.50% due 11/01/2007                748,500        691,875
Producers--3.0%          BB      Ba2          500,000   Calpine Corporation, 8.75% due 7/15/2007             498,176        495,625
                         BB      Ba3        1,500,000   Midland Funding II, 13.25% due 7/23/2006           1,895,625      1,803,420
                                                                                                        ------------   ------------
                                                                                                           3,142,301      2,990,920
====================================================================================================================================
Industrial--1.3%                                        Neff Corp.:
                         B       B3         1,000,000      10.25% due 6/01/2008                            1,000,000      1,010,000
                         B       B3           250,000      10.25% due 6/01/2008                              246,290        252,500
                                                                                                        ------------   ------------
                                                                                                           1,246,290      1,262,500
====================================================================================================================================
Industrial--             BBB-    Baa3       1,250,000   Equistar Chemicals LP, 8.50% due 2/15/2004 (d)     1,249,900      1,244,847
Manufacturing--1.3%
====================================================================================================================================
Industrial--             CCC+    Caa2       1,250,000   Metal Management Inc., 10% due 5/15/2008             775,625        950,000
Transportation--1.0%
====================================================================================================================================
Internet                 B-      B3         1,000,000   PSINet Inc., 11% due 8/01/2009 (d)                 1,000,000        990,000
Transport--2.1%          NR*     NR*        1,250,000   Splitrock Services Inc., 11.75% due 7/15/2008      1,236,250      1,125,000
                                                                                                        ------------   ------------
                                                                                                           2,236,250      2,115,000
====================================================================================================================================
Media &                  B-      B3         2,250,000   Satelites Mexicanos SA, 10.125% due 11/01/2004     2,062,500      1,762,875
Communications--
International--1.8%
====================================================================================================================================
Metals &                 CCC+    B3         2,000,000   Kaiser Aluminum & Chemical Corp., 12.75%
Mining--2.1%                                            due 2/01/2003                                      2,090,000      2,030,000
====================================================================================================================================
Oil & Gas                CCC-    Caa3         900,000   Wiser Oil Company, 9.50% due 5/15/2007               767,250        735,750
Producers--0.7%
====================================================================================================================================
Packaging--1.0%          B+      Ba3        1,250,000   Vicap SA, 11.375% due 5/15/2007                    1,243,375      1,040,625
====================================================================================================================================
Paper & Forest           B       B2           900,000   Ainsworth Lumber Company, 12.50% due
Products--4.1%                                          7/15/2007+                                           843,383        990,000
                                                        Doman Industries Limited:
                         B       Caa1       1,000,000      8.75% due 3/15/2004                               892,500        680,000
                         B+      B3           500,000      12% due 7/01/2004 (d)                             473,920        504,375
                         CCC+    Caa1       1,000,000   Repap New Brunswick, 10.625% due 4/15/2005           868,125        860,000
                         CCC+    Caa1       1,000,000   Tjiwi Kimia Finance Mauritius, 10% due
                                                        8/01/2004                                            994,550        620,000
                         CCC+    Caa1         500,000   Tjiwi Kimia International BV, 13.25% due
                                                        8/01/2001                                            555,000        410,000
                                                                                                        ------------   ------------
                                                                                                           4,627,478      4,064,375
====================================================================================================================================
Product                                                 Fisher Scientific International:
Distribution--2.0%       B-      B3           750,000      9% due 2/01/2008                                  750,000        705,000
                         B-      B3           500,000      9% due 2/01/2008                                  483,471        470,000
                         CCC+    Caa1       1,000,000   Nebco Evans, 10.125% due 7/15/2007                 1,000,000        765,000
                                                                                                        ------------   ------------
                                                                                                           2,233,471      1,940,000
====================================================================================================================================
Publishing &             B       B1           500,000   American Lawyer Media, Inc., 9.75% due
Printing--2.5%                                          12/15/2007                                           523,125        482,500
                         BB      Ba2          500,000   Hollinger International Publishing, Inc.,
                                                        8.625% due 3/15/2005                                 497,500        498,750
                         B       B2         1,500,000   MDC Communications Corp., 10.50% due
                                                        12/01/2006                                         1,483,825      1,500,000
                                                                                                        ------------   ------------
                                                                                                           2,504,450      2,481,250
====================================================================================================================================
Real Estate--1.5%        BB-     Ba3        1,500,000   Forest City Enterprises Inc., 8.50% due
                                                        3/15/2008                                          1,500,000      1,458,750
====================================================================================================================================
Recreation--0.7%         B+      B1           725,000   Intrawest Corp., 9.75% due 8/15/2008                 746,750        703,250
====================================================================================================================================
Shipping--0.5%           BB      Ba2          500,000   Stena AB, 10.50% due 12/15/2005                      525,000        497,500
====================================================================================================================================
Specialty                B       B2         1,250,000   Jo-Ann Stores Inc., 10.375% due 5/01/2007          1,231,250      1,243,750
Retailing--1.3%
====================================================================================================================================
Steel--1.6%              NR*     B2           750,000   CSN Iron SA, 9.125% due 6/01/2007 (d)                608,750        547,500
                         B       B3         1,000,000   Republic Technology, 13.75% due
                                                        7/15/2009 (d)(i)                                     987,100        988,750
                                                                                                        ------------   ------------
                                                                                                           1,595,850      1,536,250
====================================================================================================================================
Telecommunications--     CCC+    Caa1         500,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008         216,238        220,000
0.2%
====================================================================================================================================
Telephony--              BB-     B2         1,000,000   Call-Net Enterprises, Inc., 9.27%** due
Competitive                                             8/15/2007                                            764,997        645,000
Local Exchange           NR*     NR*        1,250,000   Comtel Brasileira Ltd., 10.75% due
Carrier--11.3%                                          9/26/2004 (d)                                      1,237,500      1,087,500
                         B-      Caa1       1,000,000   Esprit Telecom Group PLC, 10.875% due
                                                        6/15/2008                                          1,021,875      1,013,750
                                                        Intermedia Communications Inc.:
                         B       B2           500,000      10.503%** due 7/15/2007                           377,592        347,500
                         B       B2           500,000      8.60% due 6/01/2008                               500,000        445,000
                                                        L-3 Communications Corp.:
                         B       B2           650,000      10.375% due 5/01/2007                             650,000        680,875
                         B       B2         1,000,000      8.50% due 5/15/2008                               999,300        968,750
                                                        Nextlink Communications Inc.:
                         B       B3         1,250,000      12.50% due 4/15/2006                            1,250,000      1,318,750
                         B       B3           500,000      9% due 3/15/2008                                  498,990        471,250
                         B       B3         1,000,000      10.75% due 6/01/2009                            1,000,000      1,016,250
                         B-      Caa1       1,000,000   Tele1 Europe BV, 13% due 5/15/2009 (d)             1,000,000      1,055,000
                         BBB-    Ba3        2,000,000   Telefonica de Argentina SA, 11.875% due
                                                        11/01/2004                                         1,960,160      2,060,000
                                                                                                        ------------   ------------
                                                                                                          11,260,414     11,109,625
====================================================================================================================================
Textiles--1.2%           B       B2         1,250,000   Polymer Group Inc., 8.75% due 3/01/2008            1,250,000      1,181,250
====================================================================================================================================
Transportation--9.9%     B-      B3         1,000,000   American Reefer Co. Ltd., 10.25% due 3/01/2008     1,000,000        635,000
                         BB-     NR*        1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (d)    1,225,000        812,500
                         BB-     Ba3        2,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003       2,030,000      1,895,000
                         BB-     B1         1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004         1,368,750      1,337,500
                         B+      B2         1,000,000   TFM, SA de CV, 11.939%** due 6/15/2009               718,235        540,000


                                     6 & 7

                             Corporate High Yield Fund II, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                           S&P   Moody's       Face                                                                       Value
INDUSTRIES               Rating  Rating       Amount                Corporate Bonds                         Cost        (Note 1a)
====================================================================================================================================
Transportation           B-      B2        $4,271,000   Transtar Holdings LP, 12.907%** due
(concluded)                                             12/15/2003                                      $  4,119,821   $  4,196,258
                         D       Caa3       1,550,000   Trism Inc., 10.75% due 12/15/2000 (f)              1,476,375        395,250
                                                                                                        ------------   ------------
                                                                                                          11,938,181      9,811,508
====================================================================================================================================
Utilities--4.3%          BBB-    Ba3        1,750,000   Metrogas SA, 12% due 8/15/2000                     1,766,094      1,754,375
                         NR*     NR*        2,359,521   Tucson Electric & Power Co., 10.21% due
                                                        1/01/2009 (b)(c)                                   2,312,331      2,531,955
                                                                                                        ------------   ------------
                                                                                                           4,078,425      4,286,330
====================================================================================================================================
Waste                    BB-     Ba3        1,000,000   Allied Waste North America, 7.375% due
Management--0.9%                                        1/01/2004                                            998,530        930,000
====================================================================================================================================
Wireless                 B-      B2         1,000,000   Cencall Communications Corporation, 13.935%**
Communications--                                        due 1/15/2004                                        839,429      1,002,500
Domestic Paging &                                       Nextel Communications, Inc.:
Cellular--6.5%           B-      B2         1,200,000      9.75% due 8/15/2004                             1,051,468      1,203,000
                         B-      B2           750,000      9.505%** due 10/31/2007                           562,285        530,625
                         NR*     NR*        2,000,000   Pinnacle Holdings Inc., 11.674%** due
                                                        3/15/2008                                          1,254,492      1,120,000
                         NR*     B3         1,475,000   TeleCorp PCS Inc., 11.764%** due 4/15/2004 (d)       865,590        848,125
                         CCC+    B3         1,000,000   Triton PCS Inc., 11.33%** due 5/01/2008              660,185        680,000
                         B-      B3         1,000,000   Western Wireless Corp., 10.50% due 2/01/2007         995,938      1,040,000
                                                                                                        ------------   ------------
                                                                                                           6,229,387      6,424,250
====================================================================================================================================
Wireless                 NR*     NR*        1,000,000   Celcaribe SA, 12.082%** due 3/15/2004              1,054,162        805,000
Communications--         B+      B3         2,070,000   Comunicacion Celular SA, 13.153%** due
International Paging &                                  3/01/2005 (d)                                      1,731,487      1,221,300
Cellular--6.6%           B-      Caa1         750,000   McCaw International Ltd., 11.757%** due
                                                        4/15/2007                                            564,949        442,500
                         B-      Caa1       2,000,000   Millicom International Cellular, 13.622%**
                                                        due 6/01/2006                                      1,573,834      1,485,000
                         BB-     Ba3        1,250,000   Orange PLC, 8% due 8/01/2008                       1,240,475      1,187,500
                         CCC+    Caa1       2,750,000   Telesystem International Wireless Inc.,
                                                        17.143%** due 6/30/2007                            1,547,301      1,347,500
                                                                                                        ------------   ------------
                                                                                                           7,712,208      6,488,800
====================================================================================================================================
                                                        Total Investments in Corporate Bonds--130.6%     144,918,629    128,819,762
====================================================================================================================================

                                              Shares
                                               Held                  Stocks & Warrants
====================================================================================================================================
Broadcasting--                                    554   Cumulus Media, Inc., Series A, 13.75%
Radio &                                                 (Preferred) (f)                                      560,848        609,400
Television--0.6%
====================================================================================================================================
Cable--0.0%                                     1,915   Wireless One Inc. (Warrants) (e)                      40,445             19
====================================================================================================================================
Entertainment--0.4%                            19,739   On Command Corporation (f)                         3,167,928        354,068
                                                6,417   On Command Corporation (Warrants) (e)                 43,576         38,502
                                                                                                        ------------   ------------
                                                                                                           3,211,504        392,570
====================================================================================================================================
Gaming--0.2%                                   24,357   JCC Holding Company (Class A) (f)                     97,428        203,990
====================================================================================================================================
Internet                                        1,250   Splitrock Services Inc. (Warrants) (e)                13,750         60,000
Transport--0.1%
====================================================================================================================================
Supermarkets--0.0%                              1,873   Grand Union Co. (Warrants) (e)                            19          3,161
====================================================================================================================================
Telephony--                                       676   Intermedia Communications Inc. (Convertible
Competitive                                             Preferred) (f)+                                      691,274        635,440
Local Exchange
Carrier--0.6%
====================================================================================================================================
Wireless                                        3,020   Nextel Communications, Inc. (Class A) (f)             48,750        174,405
Communications--
Domestic Paging &
Cellular--0.2%
====================================================================================================================================
Wireless                                        2,070   Comunicacion Celular SA (Warrants) (d)(e)              2,261            388
Communications--
International Paging &
Cellular--0.0%
====================================================================================================================================
                                                        Total Investments in Stocks & Warrants--2.1%       4,666,279      2,079,373
====================================================================================================================================

                                               Face
                                              Amount               Short-Term Securities
====================================================================================================================================
Commercial                                 $  250,000   General Motors Acceptance Corp., 5.56% due
Paper***--0.3%                                          9/01/1999                                            250,000        250,000
====================================================================================================================================
                                                        Total Investments in Short-Term Securities--0.3%     250,000        250,000
====================================================================================================================================

                                                        Total Investments--133.0%                       $149,834,908    131,149,135
                                                                                                        ============

                                                        Liabilities in Excess of Other Assets--(33.0%)                  (32,506,428)
                                                                                                                       ------------
                                                        Net Assets--100.0%                                             $ 98,642,707
                                                                                                                       ============
====================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+ Represents a pay-in-kind security which may pay interest in additional shares/face.
(a) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
(b) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,532,000, representing 2.6% of net assets.
      --------------------------------------------------------------------------
                                     Acquisition                   Value
      Issue                             Date          Cost       (Note 1a)
      --------------------------------------------------------------------------
      Tucson Electric & Power Co.,
        10.21% due 1/01/2009          3/23/1994    $2,312,331   $2,531,955
      --------------------------------------------------------------------------
      Total                                        $2,312,331   $2,531,955
                                                   ==========   ==========
      --------------------------------------------------------------------------
(c)   Subject to principal paydowns.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)   Non-income producing security.
(g) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(h)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(i)   Each $1,000 face amount contains one warrant of Republic Technology.
(j)   Floating rate note.

      Ratings of issues shown have not been audited by Deloitte & Touche LLP.


                                     8 & 9

                             Corporate High Yield Fund II, Inc., August 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 1999
===============================================================================================================
Assets:        Investments, at value (identified cost--$149,834,908) (Note 1a)                    $ 131,149,135
               Cash ...........................................................                         196,565
               Receivables:
                  Interest ....................................................   $   2,859,684
                  Dividends ...................................................          11,000       2,870,684
                                                                                  -------------
               Prepaid expenses and other assets ..............................                         102,968
                                                                                                  -------------
               Total assets ...................................................                     134,319,352
                                                                                                  -------------
===============================================================================================================
Liabilities:   Loans (Note 5) .................................................                      34,600,000
               Payables:
                  Securities purchased ........................................         381,510
                  Interest on loans (Note 5) ..................................         327,362
                  Dividends to shareholders (Note 1f) .........................         196,201
                  Investment adviser (Note 2) .................................          54,558
                  Commitment fees .............................................           2,751         962,382
                                                                                  -------------
               Accrued expenses and other liabilities .........................                         114,263
                                                                                                  -------------
               Total liabilities ..............................................                      35,676,645
                                                                                                  -------------
===============================================================================================================
Net Assets:    Net assets .....................................................                   $  98,642,707
                                                                                                  =============
===============================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ....                   $     928,799
               Paid-in capital in excess of par ...............................                     128,239,366
               Undistributed investment income--net ...........................                         387,188
               Accumulated realized capital losses on investments--net (Note 6)                     (12,226,873)
               Unrealized depreciation on investments--net ....................                     (18,685,773)
                                                                                                  -------------
               Net Assets--Equivalent to $10.62 per share based on 9,287,994
               shares of capital stock outstanding (market price--$10.4375) ...                   $  98,642,707
                                                                                                  =============
===============================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 1999
========================================================================================================
Investment Income    Interest and discount earned ........................                  $ 14,315,979
(Note 1d):           Dividends ...........................................                       269,318
                     Other ...............................................                       133,765
                                                                                            ------------
                     Total income ........................................                    14,719,062
                                                                                            ------------
========================================================================================================
Expenses:            Loan interest expense (Note 5) ......................   $  1,834,528
                     Investment advisory fees (Note 2) ...................        677,649
                     Accounting services (Note 2) ........................         87,071
                     Borrowing cost (Note 5) .............................         68,885
                     Professional fees ...................................         67,874
                     Transfer agent fees .................................         47,742
                     Directors' fees and expenses ........................         40,702
                     Printing and shareholder reports ....................         32,584
                     Custodian fees ......................................         16,892
                     Pricing services ....................................         12,477
                     Listing fees ........................................         10,780
                     Amortization of organization expenses (Note 1e) .....          2,731
                     Other ...............................................         17,255
                                                                             ------------
                     Total expenses ......................................                     2,917,170
                                                                                            ------------
                     Investment income--net ..............................                    11,801,892
                                                                                            ------------
========================================================================================================
Realized & Unreal-   Realized loss on investments--net ...................                    (4,578,158)
lized Loss on        Change in unrealized depreciation on investments--net                    (1,109,456)
Investments--Net                                                                            ------------
(Notes 1b, 1d & 3)   Net Increase in Net Assets Resulting from Operations                   $  6,114,278
                                                                                            ============
========================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year
                                                                                                        Ended August 31,
                                                                                                ------------------------------
                          Increase (Decrease) in Net Assets:                                         1999             1998
==============================================================================================================================
Operations:               Investment income--net ............................................   $  11,801,892    $  11,959,872
                          Realized gain (loss) on investments--net ..........................      (4,578,158)         465,030
                          Change in unrealized depreciation on investments--net .............      (1,109,456)     (16,606,355)
                                                                                                -------------    -------------
                          Net increase (decrease) in net assets resulting from operations ...       6,114,278       (4,181,453)
                                                                                                -------------    -------------
==============================================================================================================================
Dividends to              Investment income--net ............................................     (12,384,283)     (11,911,167)
Shareholders (Note 1f):                                                                         -------------    -------------
                          Net decrease in net assets resulting from dividends to shareholders     (12,384,283)     (11,911,167)
                                                                                                -------------    -------------
==============================================================================================================================
Capital Share             Value of shares issued to Common Stock shareholders in reinvestment
Transactions (Note 4):    of dividends ......................................................       2,353,724        2,748,856
                                                                                                -------------    -------------
==============================================================================================================================
Net Assets:               Total decrease in net assets ......................................      (3,916,281)     (13,343,764)
                          Beginning of year .................................................     102,558,988      115,902,752
                                                                                                -------------    -------------
                          End of year* ......................................................   $  98,642,707    $ 102,558,988
                                                                                                =============    =============
==============================================================================================================================
                         *Undistributed investment income--net (Note 1g) ....................   $     387,188    $     820,074
                                                                                                =============    =============
==============================================================================================================================

                          See Notes to Financial Statements.


                                    10 & 11

                             Corporate High Yield Fund II, Inc., August 31, 1999

STATEMENT OF CASH FLOWS

                        For the Year Ended August 31, 1999
===================================================================================================
Cash Provided by        Net increase in net assets resulting from operations .......   $  6,114,278
Operating Activities:   Adjustments to reconcile net increase in net assets
                        resulting from operations to net cash provided by
                        operating activities:
                           Decrease in receivables .................................        108,800
                           Decrease in other assets ................................         22,549
                           Increase in other liabilities ...........................          7,475
                           Realized and unrealized loss on investments--net ........      5,687,614
                           Amortization of discount ................................     (2,538,419)
                                                                                       ------------
                        Net cash provided by operating activities ..................      9,402,297
                                                                                       ------------
===================================================================================================
Cash Used for           Proceeds from sales of long-term investments ...............     75,523,612
Investing Activities:   Purchases of long-term investments .........................    (76,865,006)
                        Purchases of short-term investments ........................    (82,405,758)
                        Proceeds from sales and maturities of short-term investments     82,918,000
                                                                                       ------------
                        Net cash used for investing activities .....................       (829,152)
                                                                                       ------------
===================================================================================================
Cash Used for           Cash receipts from borrowings ..............................     56,700,000
Financing Activities:   Cash payments on borrowings ................................    (55,000,000)
                        Dividends paid to shareholders .............................    (10,077,261)
                                                                                       ------------
                        Net cash used for financing activities .....................     (8,377,261)
                                                                                       ------------
===================================================================================================
Cash:                   Net increase in cash .......................................        195,884
                        Cash at beginning of year ..................................            681
                                                                                       ------------
                        Cash at end of year ........................................   $    196,565
                                                                                       ============
===================================================================================================
Cash Flow Information:  Cash paid for interest .....................................   $  1,860,045
                                                                                       ============
===================================================================================================
Non-Cash                Capital shares issued on reinvestment of dividends paid
Financing Activities:   to shareholders ............................................   $  2,353,724
                                                                                       ============
===================================================================================================

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                             For the Year Ended August 31,
                                                                      ------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:             1999+        1998+        1997+        1996         1995
==================================================================================================================================
Per Share           Net asset value, beginning of year ............   $  11.30     $  13.07     $  12.56     $  12.44     $  12.37
Operating                                                             --------     --------     --------     --------     --------
Performance:           Investment income--net .....................       1.30         1.33         1.26         1.35         1.40
                       Realized and unrealized gain (loss) on
                       investments--net                                   (.63)       (1.77)         .52          .15          .10
                                                                      --------     --------     --------     --------     --------
                    Total from investment operations ..............        .67         (.44)        1.78         1.50         1.50
                                                                      --------     --------     --------     --------     --------
                    Less dividends from investment income--net ....      (1.35)       (1.33)       (1.27)       (1.38)       (1.43)
                                                                      --------     --------     --------     --------     --------
                    Net asset value, end of year ..................   $  10.62     $  11.30     $  13.07     $  12.56     $  12.44
                                                                      ========     ========     ========     ========     ========
                    Market price per share, end of year ...........   $10.4375     $ 11.125     $  13.44     $  13.00     $  12.00
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Total Investment    Based on net asset value per share ............       6.08%       (4.10%)      14.91%       12.71%       13.41%
Return:*                                                              ========     ========     ========     ========     ========
                    Based on market price per share ...............       5.90%       (8.16%)      14.14%       20.94%       11.61%
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Ratios to Average   Expenses, excluding interest expense ..........       1.07%         .89%         .81%         .81%         .86%
Net Assets:                                                           ========     ========     ========     ========     ========
                    Expenses ......................................       2.87%        2.06%        1.22%        1.65%        2.49%
                                                                      ========     ========     ========     ========     ========
                    Investment income--net ........................      11.62%       10.35%        9.23%        9.15%        8.73%
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of
                    year (in thousands) ...........................   $ 34,600     $ 32,900     $ 13,000     $  9,250     $ 19,750
                                                                      ========     ========     ========     ========     ========
                    Average amount of borrowings outstanding
                    during the year (in thousands) ................   $ 34,078     $ 23,036     $  8,433     $ 16,948     $ 21,336
                                                                      ========     ========     ========     ========     ========
                    Average amount of borrowings outstanding
                    per share during the year .....................   $   3.71     $   2.57     $    .97     $   1.98     $   2.55
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ........   $ 98,643     $102,559     $115,903     $108,391     $106,054
Data:                                                                 ========     ========     ========     ========     ========
                    Portfolio turnover ............................      56.58%       45.73%       70.76%       69.75%       61.97%
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================

+     Based on average shares outstanding.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    12 & 13

                             Corporate High Yield Fund II, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and main tains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred orga nization expenses are amortized on a straight-line basis over a period not exceeding five years. This charge will not have any material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $149,505 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $3,078 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $77,246,516 and $75,523,612, respectively.

Net realized losses for the year ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------

Long-term investments ..............         $ (4,578,158)         $(18,685,773)
                                             ------------          ------------
Total ..............................         $ (4,578,158)         $(18,685,773)
                                             ============          ============
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $19,259,249, of which $2,962,750 related to appreciated securities and $22,221,999 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $150,408,384.

                             Corporate High Yield Fund II, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended August 31, 1999 and August 31, 1998 increased by 211,019 and 212,354, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 27, 1999, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company and Bank of America National Trust and Savings Association. The agreement is a $50,000,000 credit facility bearing interest at the Federal Funds Rate plus .50% and/or LIBOR plus .50%. For the year ended August 31, 1999, the average amount borrowed was approximately $34,078,000 and the daily weighted average interest rate was 5.38%. For the year ended August 31, 1999, facility and commitment fees aggregated approximately $69,000.

6. Capital Loss Carryforward:

At August 31, 1999, the Fund had a net capital loss carryforward of approximately $9,795,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004, $1,021,000 expires in 2005 and $2,777,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.102052 per share, payable on September 30, 1999 to shareholders of record as of September 22, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 1999, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 14, 1999


                                    16 & 17

PORTFOLIO INFORMATION (unaudited)

                                                                      Percent of
               As of August 31, 1999                       Long-Term Investments
================================================================================
Ten Largest
Holdings

Transtar Holdings LP          Transtar is a transportation
                              holding company with seven
                              railroads, a Great Lakes shipping
                              fleet and an inland barge
                              operation. Transtar provides sole
                              rail access and primary water
                              transport for nearly all the steel
                              plants of USX.                                3.2%
--------------------------------------------------------------------------------
Nextel Communications, Inc.   Nextel is building a network to
                              provide digital wireless
                              communications services that
                              ultimately will have a nationwide
                              footprint. The company currently
                              has service in more than 225
                              cities, servicing more than 85% of
                              the US population. The company has
                              more than 1.2 million units in
                              service.                                      2.2
--------------------------------------------------------------------------------
Nextlink Communications       Nextlink provides local, long
Inc.                          distance and enhanced telephone
                              communications services to
                              commercial customers. The company
                              operates in 23 facilities-based
                              networks in 14 states.                        2.1
--------------------------------------------------------------------------------
NTL Inc.                      NTL provides communications
                              services to residential, business
                              and wholesale customers. The
                              company offers residential
                              telephony, cable television and
                              Internet access services. NTL also
                              provides national and international
                              telecommunications, and satellite
                              and radio communications. We hold
                              bonds of International Cabletel,
                              Inc., renamed NTL, Inc., and
                              wholly-owned Diamond Cable
                              Communications PLC.                           2.0
--------------------------------------------------------------------------------
Tucson Electric & Power Co.   This electric utility serves
                              Tucson, Arizona, and surrounding
                              areas. Our bonds are secured lease
                              obligation bonds on the company's
                              Springerville coal fired power
                              generation plant.                             1.9
--------------------------------------------------------------------------------
Telefonica de Argentina SA    Telefonica de Argentina provides
                              monopoly telephone service to the
                              southern half of Argentina,
                              including about half the Buenos
                              Aires metropolitan area where
                              nearly one-third of Argentina's
                              population is located.                        1.6
--------------------------------------------------------------------------------
Kaiser Aluminum &             Kaiser Aluminum & Chemical Corp.,
Chemical Corp.                an affiliate of Maxxam Inc., is one
                              of the world's leading producers of
                              aluminum. The company mines and
                              refines bauxite into alumina,
                              produces aluminum from alumina and
                              manufactures fabricated aluminum
                              products.                                     1.6
--------------------------------------------------------------------------------
Lyondell Chemical             Lyondell is a global commodity
Company                       chemical company. The company is
                              the world's largest producer of
                              propylene oxide and produces a
                              variety of derivative chemicals
                              based on propylene oxide. Styrene
                              monomer and tertiary butyl alcohol
                              are also important products.
                              Lyondell's chemicals have such end
                              uses as flexible foam for
                              automotive seating and furniture,
                              antifreeze and coolants, personal
                              care products, coatings, adhesives,
                              sealants, resins and solvents.                1.6
--------------------------------------------------------------------------------
Eletson Holdings, Inc.        A Greek shipping company, Eletson
                              owns and operates one of the
                              world's largest and most modern
                              fleets of medium-size double-hulled
                              product tankers.                              1.5
--------------------------------------------------------------------------------
Midland Funding II            Midland operates a natural gas
                              fired, cogeneration facility
                              located in Midland County,
                              Michigan. The plant also produces
                              steam for industrial applications.
                              Consumers Energy Company, who is
                              Midland's main customer, indirectly
                              owns a 49% stake in the company.
                                                                            1.4
--------------------------------------------------------------------------------

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16913--8/99

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